UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  May 13, 2024

ALZAMEND NEURO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40483	81-1822909
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3480 Peachtree Road NE, Second Floor, Suite 103, Atlanta, GA 30326

(Address of principal executive offices) (Zip Code)

(844) 722-6333

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ALZN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Alzamend Neuro, Inc., a Delaware corporation (the “Company”) held its held its annual meeting of stockholders (the “Annual Meeting”) on April 30, 2024, which Annual Meeting was adjourned (the “Adjourned Meeting”) to allow additional time for voting on Proposal 3 in the Company’s proxy materials. Proposal 3 sought to approve, for purposes of complying with Listing Rule 5635 of The Nasdaq Stock Market, LLC, the issuance by the Company of additional shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) issuable upon the (i) conversion of up to 6,000 shares of Series B convertible preferred stock (the “Series B Preferred Stock”) and (ii) exercise of warrants to purchase up to 6,000,000 shares of Common Stock, for a total purchase price of up to $6,000,000.00, pursuant to the Securities Purchase Agreement dated January 31, 2024 with Ault Lending, LLC (the “Series B Transaction”). At the time of the Annual Meeting, there were insufficient votes to pass Proposal 3 to authorize the Series B Transaction.

The Adjourned Annual Meeting reconvened at 12:00 p.m. Eastern Time on May 13, 2024. As of March 14, 2024, the record date for the Adjourned Annual Meeting, the Company had outstanding and entitled to vote (i) 6,849,407 shares of Common Stock and (ii) 1,220,000 shares of Series B Preferred Stock, which together constitute all of the outstanding voting capital stock of the Company.

At the Adjourned Annual Meeting, the stockholders voted on Proposal 3, which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 25, 2024 as thereafter supplemented. At the Adjourned Annual Meeting, stockholders approved Proposal 3. The tables below set forth the number of votes cast for and against or withheld, and the number of abstentions or broker non-votes, for Proposal 3 voted upon by the Company’s stockholders at the Adjourned Annual Meeting.

Proposal Three: Approval, for purposes of complying with Listing Rule 5635 of The Nasdaq Stock Market, LLC, the issuance by the Company of additional shares of Common Stock issuable upon the (i) conversion of up to 6,000 shares of Series B Preferred Stock and (ii) exercise of warrants to purchase up to 6,000,000 shares of Common Stock, for a total purchase price of up to $6,000,000.00, pursuant to the Securities Purchase Agreement dated January 31, 2024 with Ault Lending, LLC.

For	Against	Abstain	Broker Non-Votes
2,787,961	208,270	49,368	1,679,673

Other Proposals.

The results for the other proposals which were voted on at the Annual Meeting on April 30, 2024 are set forth in the Company’s Current Report on Form 8-K filed on May 1, 2024.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALZAMEND NEURO, INC.

Dated: May 13, 2024	/s/ David J. Katzoff
David J. Katzoff Chief Financial Officer